-----------------------------------

                                                         OMB APPROVAL
                                             -----------------------------------
                                             OMB Number:              3235-0060
                                             Expires:            March 31, 2006
                                             Estimated average burden
                                             hours per response............2.64
                                             -----------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  November 24, 2004

                     CHINA UNISTONE ACQUISITION CORPORATION
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-50980             20-1098541
----------------------------         ------------        -------------------
(State or Other Jurisdiction         (Commission           (IRS Employer
      of Incorporation)              File Number)        Identification No.)

   4 Columbus Circle, 5th Floor, New York, New York             10019
   ------------------------------------------------           ----------
       (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:  (646) 442-6965

                                 Not Applicable
                                 --------------
          Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

      On November 24, 2004, the initial public offering ("IPO") of 3,450,000 Units ("Units") of China Unistone Acquisition Corporation (the "Company"), including 450,000 Units issued upon exercise of the underwriters' over-allotment option, was consummated. Each Unit consists of one share of Common Stock, $.0001 par value per share ("Common Stock"), and two Warrants ("Warrants"), each to purchase one share of Common Stock. The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds of $20,700,000. Audited financial statements as of November 24, 2004 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as
Exhibit 99.1 to this Current Report on Form 8-K.

      The Company has been informed by EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, that, if this Current Report on Form 8-K is filed on November 24, 2004, then separate trading of the Common Stock and Warrants included in the Company's Units may commence on or about December 2, 2004. A copy of the press release announcing separate trading of the Common Stock and Units is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits:

            Exhibit 99.1      Audited Financial Statements

            Exhibit 99.2      Press release dated November 24, 2004

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2004                   CHINA UNISTONE
                                            ACQUISITION CORPORATION

                                      By:  /s/ James Preissler
                                           -------------------
                                           James Preissler
                                           Chief Financial Officer and Secretary